EXHIBIT 23.2




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                          INDEPENDENT AUDITORS' CONSENT
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The Board of Directors
Prime Medical Services, Inc.:

We consent to the use of our report incorporated herein by reference.


/s/ KPMG PEAT MARWICK LLP
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KPMG PEAT MARWICK LLP

Austin, Texas
August 26, 1998